                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  February 7, 2000



                               GTS Duratek, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)



     Delaware                        0-14292                     22-2476780
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File           (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)




       10100 Old Columbia Road, Columbia, Maryland           21046
       -------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (410) 312-5100



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets.

         On February 7, 2000, GTS Duratek, Inc. (the "Company") sold its 80% interest in DuraTherm, Inc. to DuraTherm Group, Inc. for total consideration of approximately $8.4 million, consisting of $8.0 million in cash and a promissory note for $355,000. DuraTherm Group, Inc. is a company recently formed by the minority stockholders of DuraTherm, Inc. to purchase the Company's interest. DuraTherm, Inc. processes petrochemical and petroleum industry wastes utilizing a range of separation and recovery technologies including a patented thermal desorption system located near Houston, Texas.

         The Company initially intends to use the proceeds of the sale to repay debt. Further information is contained in the Company's press release announcing the sale of its interest in DuraTherm, Inc. as well as the Stock Purchase Agreement, which are filed as exhibits to this current report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (b) Pro Forma Financial Information

         (i) GTS Duratek, Inc. and Subsidiaries Pro Forma Financial Information (Unaudited) and related notes.

         (ii) GTS Duratek, Inc. and Subsidiaries Condensed Consolidated Statement of Operations Nine months ended September 30, 1999 (Unaudited) and related notes.

         (iii) GTS Duratek, Inc. and Subsidiaries Condensed Consolidated Statement of Operations Year ended December 31, 1998 (Unaudited) and related notes.

         (iv) GTS Duratek, Inc. and Subsidiaries Consolidated Balance Sheet September 30, 1999 (Unaudited) and related notes.

     (c) Exhibits.

         The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

         99.1  GTS Duratek, Inc. Press Release dated February 8, 2000.

         99.2 Stock Purchase Agreement between DuraTherm Group, Inc. and GTSD Sub III, Inc. dated February 7, 2000.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GTS Duratek, Inc.


Date:  February 22, 2000            By:  /s/  Craig T. Bartlett
                                       --------------------------
                                       Craig T. Bartlett
                                       Treasurer

                      GTS DURATEK, INC. AND SUBSIDIARIES
                        PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)

The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes of GTS Duratek, Inc. and subsidiaries (the "Company"), not included elsewhere herein.

On February 7, 2000, the Company completed the sale of substantially all the assets, properties and rights of DuraTherm, Inc., an 80% owned subsidiary ("DTI"), to DuraTherm Group, Inc. (the "Buyer") for $8.0 million in cash and a subordinated note for $355,000. Proceeds to the Company of $8.0 million net of transaction and related costs were used by the Company to pay down borrowings under its bank credit facilities. The note receivable bears interest at 14%, payable semi-annually during the first year following the sale, and 18% during the second year following the sale with the principal due on February 7, 2002. The Company estimates that it will recognize a pre-tax gain of approximately $1,500,000 on the sale.

Pro Forma Consolidated Balance Sheet - The pro forma consolidated balance sheet reflects the accounts of the Company as of September 30, 1999 giving effect to the disposition of assets, as if it had occurred on such date. The pro forma consolidated balance sheet reflects the assets and liabilities of the Company following the disposition.

The aggregate sale price for the DTI assets sold is as follows:

     Cash received                                           $ 8,000,000
     Note received                                               355,000
     Liabilities assigned to buyer                             2,289,877
     Transaction and related costs                              (455,000)
                                                             -----------

       Net proceeds                                          $10,189,877
                                                             ===========

       The estimated pre-tax gain to be recognized by the Company based on asset values at September 30, 1999 is as follows:

     Net proceeds                                            $10,189,877
     Less:
       Cash                                                      (25,841)
       Accounts receivable                                    (2,037,421)
       Other receivables                                        (614,521)
       Prepaid expenses and other current assets                (976,616)
       Equipment and leasehold improvements                   (5,144,828)
       Other assets                                             (304,328)
       Estimated decrease in net assets to date of closing       413,678
                                                             -----------

               Estimated pre-tax gain                        $ 1,500,000
                                                             ===========

                       GTS DURATEK, INC. AND SUBSIDIARIES
                        PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)

The Company has not finalized the accounting for the asset disposition and, accordingly, the gain to be recognized has not been finalized.

The pro forma consolidated balance sheet also reflects the pay down of borrowings under the Company's bank credit facilities net of estimated taxes to be paid on the gain.

The Pro Forma adjustments include the following:

(1)  The elimination of assets and liabilities of DTI sold to buyer.

(2) To recognize the note receivable and the use of the proceeds, net of transaction costs and income taxes payable on the gain, to reduce short-term borrowings.

(3)  To recognize gain on sale.


Pro Forma Consolidated Statements of Operations - The pro forma consolidated statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 give effect to the disposition of the assets of DTI as if such had occurred on January 1, 1998. Results for the nine months ended September 30, 1999 are not necessarily indicative of results expected for the full year. Pro forma results are not necessarily indicative of results expected for the remainder of 1999 or future years.

The pro forma adjustments include the following:

(1) The elimination of the operating results of DTI for the year ended December 31, 1998 and the nine months ended September 30, 1999.

(2) The adjustment of interest expense to reflect the pay down of borrowings under the Company's bank credit facilities with proceeds of the sale.

(3) The adjustment of income tax expense as the result of the reduction in the Company's income from the elimination of DTI's operating results offset by lower interest expense.

                      GTS DURATEK, INC. AND SUBSIDIARIES

                     Condensed Consolidated Balance Sheet
                              September 30, 1999
                                  (Unaudited)

                                                                                            Pro Forma
                                                                        Actual              Adjustments                  Pro Forma
                                                                        ------              -----------                  ---------
                                              Assets
Current assets:
    Cash and cash equivalents                                        $  1,854,876          $   (25,841)   (1)          $  1,829,035
    Receivables, less allowance for doubtful accounts of               37,874,021           (2,037,421)   (1)            35,836,600
    Other accounts receivable                                           3,574,737             (614,521)   (1)             2,960,216
    Cost and estimated earnings in excess of billings
       on uncompleted contracts                                         9,130,432                   --                    9,130,432
    Prepaid expenses and other current assets                           6,019,292             (562,938)   (1)             5,456,354
    Deferred income taxes                                               1,006,066                   --                    1,006,066
                                                                     ------------          -----------                 ------------
            Total current assets                                       59,459,424           (3,240,721)                  56,218,703

Property, plant and equipment, net                                     59,586,850           (5,144,828)   (1)            54,442,022
Investments in and advances to joint ventures, net                      4,021,404                   --                    4,021,404
Goodwill and other intangible assets, net                              25,525,952                   --                   25,525,952
Other assets                                                            1,703,150             (304,328)   (1)             1,753,822
                                                                                               355,000    (2)
Deferred income taxes                                                   3,085,976              576,000    (3)             3,661,976
                                                                     ------------          -----------                 ------------
                                                                     $153,382,756          $(7,758,877)                $145,623,879
                                                                     =============         ============                =============
                               Liabilities and Stockholders' Equity

Current liabilities:
    Short-term borrowings                                            $  9,200,000          $(6,469,000)   (2)          $  2,731,000
    Accounts payable                                                   13,947,018           (1,633,004)   (1)            12,314,014
    Accrued expenses and other current liabilities                     12,724,120             (343,294)   (1)            12,380,826
    Unearned revenues                                                   1,511,115             (258,294)   (1)             1,252,821
    Waste processing and disposal liabilities                           1,886,902                   --                    1,886,902
                                                                     ------------          -----------                 ------------
            Total current liabilities                                  39,269,155           (8,703,592)                  30,565,563

Convertible debentures                                                 12,261,336                   --                   12,261,336
Long -term debt                                                        19,200,000                   --                   19,200,000
Facility and equipment decontamination and
    decommissioning liabilities                                         8,310,873              (55,285)   (1)             8,255,588
Other noncurrent liabilities                                            1,392,452                   --                    1,392,452
                                                                     ------------          -----------                 ------------
            Total liabilities                                          80,433,816           (8,758,877)                  71,674,939
                                                                     ------------          -----------                 ------------

8% Cumulative Convertible Redeemable Preferred Stock                   15,450,485                   --                   15,450,485
                                                                     ------------          -----------                 ------------

Stockholders' equity                                                   57,498,455            1,000,000    (4)            58,498,455
                                                                     ------------          -----------                 ------------

Commitments and contingencies                                        $153,382,756          $(7,758,877)                $145,623,879
                                                                     ============          ===========                 =============

See accompanying notes to pro forma consolidated financial statements.

                      GTS DURATEK, INC. AND SUBSIDIARIES

                Condensed Consolidated Statements of Operations
                     Nine months ended September 30, 1999
                                  (Unaudited)

                                                                          Actual                                    Pro Forma
                                                                        September          Pro Forma                September
                                                                         30, 1999         Adjustments                30, 1999
                                                                    -----------------  -----------------       -------------------
Revenues                                                               $125,355,405       $(10,930,572) (1)         $114,424,833
Cost of revenues                                                         90,986,457         (7,815,306) (1)           83,171,151
                                                                       ------------       ------------              ------------
            Gross profit                                                 34,368,948         (3,115,266)               31,253,682
Selling, general and administrative expenses                             20,296,110         (1,305,966) (1)           18,990,144
Charge for asset impairment                                                      --                 --
                                                                       ------------       ------------              ------------
            Income from operations                                       14,072,838         (1,809,300)               12,263,538
Interest income (expense), net                                           (1,532,286)           439,000  (2)           (1,093,286)
                                                                       ------------       ------------              ------------

            Income before income taxes and proportionate
               share of losses of joint ventures                         12,540,552         (1,370,300)               11,170,252
Income taxes                                                              4,971,005           (441,538) (3)            4,529,468
                                                                       ------------       ------------              ------------

            Income before proportionate share of
               losses of joint ventures                                   7,569,547           (928,763)                6,640,785
Proportionate share of losses of joint ventures                            (150,000)                --                  (150,000)
                                                                       ------------       ------------              ------------

            Net income                                                    7,419,547           (928,763)                6,490,785
Preferred stock dividends and charges for accretion                      (1,132,306)                --                (1,132,306)
                                                                       ------------       ------------              ------------

            Net income attributable to common
               stockholders                                            $  6,287,241       $   (928,763)             $  5,358,479
                                                                       ============       ============              ============

Net income per share
            Basic                                                      $       0.47                                 $       0.40
                                                                       ============                                 ============
            Diluted                                                    $       0.31                                 $       0.26
                                                                       ============                                 ============

Weighted average common shares outstanding:
               Basic                                                     13,449,605                                   13,449,605
                                                                       ============                                 ============
               Diluted                                                   20,493,780                                   20,493,780
                                                                       ============                                 ============


See accompanying notes to pro forma consolidated financial statements.

                      GTS DURATEK, INC. AND SUBSIDIARIES

                Condensed Consolidated Statements of Operations
                         Year ended December 31, 1998
                                  (Unaudited)

                                                                     Actual                                        Pro Forma
                                                                  December 31,           Pro Forma                December 31,
                                                                      1998              Adjustments                   1998
                                                             ---------------------  -------------------       -------------------
Revenues                                                          $160,313,077          $(9,684,931)  (1)          $150,628,146
Cost of revenues                                                   123,839,031           (7,311,555)  (1)           116,527,476
                                                                  ------------          -----------                ------------
            Gross profit                                            36,474,046           (2,373,376)                 34,100,670
Selling, general and administrative expenses                        26,613,548           (1,814,150)  (1)            24,799,398
Charge for asset impairment                                          9,223,948                   --                   9,223,948
                                                                  ------------          -----------                ------------
            Income from operations                                     636,550             (559,226)                     77,324
Interest income (expense), net                                        (544,902)             544,902   (2)                    --
                                                                  ------------          -----------                ------------

            Income before income taxes and proportionate
               share of losses of joint ventures                        91,648              (14,324)                     77,324
Income taxes                                                           627,000               (5,586)  (3)               621,414
                                                                  ------------          -----------                ------------

            Income (loss) before proportionate share of
               losses of joint ventures                               (535,352)              (8,738)                   (544,090)
Proportionate share of losses of joint ventures                     (1,474,000)                  --                  (1,474,000)
                                                                  ------------          -----------                ------------

            Net income (loss) before cumulative effect
               of change in accounting principle                    (2,009,352)              (8,738)                 (2,018,090)
Cumulative effect of change in accounting principle                   (420,000)                  --                    (420,000)
                                                                  ------------          -----------                ------------
            Net income (loss) and comprehensive
               income (loss)                                        (2,429,352)              (8,738)                 (2,438,090)
Preferred stock dividends and charges for accretion                 (1,506,754)                  --                  (1,506,754)
                                                                  ------------          -----------                ------------

            Net income (loss) attributable to common
               stockholders                                       $ (3,936,106)         $    (8,738)               $ (3,944,844)
                                                                  ============          ===========                ============

Net income (loss) per share before cumulative effect
    of change in accounting principle:
               Basic                                              $      (0.27)                                    $      (0.27)
                                                                  ============                                     ============
               Diluted                                            $      (0.27)                                    $      (0.27)
                                                                  ============                                     ============

Net income (loss) per share:
               Basic                                              $      (0.30)                                    $      (0.30)
                                                                  ============                                     ============
               Diluted                                            $      (0.30)                                    $      (0.30)
                                                                  ============                                     ============
Weighted average shares outstanding:
               Basic                                                13,137,000                                       13,137,000
               Diluted                                              13,137,000                                       13,137,000

See accompanying notes to pro forma consolidated financial statements.

                       GTS DURATEK, INC. AND SUBSIDIARIES
                        PRO FORMA FINANCIAL INFORMATION
              Notes to Pro Forma Consolidated Financial Statements
            As of September 30, 1999, the nine months then ended and
                        the year ended December 31, 1998
                                  (Unaudited)


Pro Forma Consolidated Balance Sheet

(1)  Eliminate assets sold and liabilities assigned to DuraTherm Group, Inc.

(2) Record pay down of borrowings under the Company's bank credit facility with the net proceeds of the sale after income taxes.

(3)  Adjust deferred tax assets as a result of the sale.

(4)  Recognize after-tax gain on sale.

Pro Forma Consolidated Statements of Operations

(1)  Eliminate operating results of DTI.

(2) Adjust interest expense to reflect the pay down of borrowings under the Company's bank credit facilities with net proceeds of the sale.

(3) Adjust income tax expense as a result of elimination of DTI's operating results offset by a reduction in interest expense.

                               INDEX TO EXHIBITS

Exhibit
-------
Number
------


99.1  GTS Duratek, Inc. Press Release dated February 8, 2000.

99.2 Stock Purchase Agreement between DuraTherm Group, Inc. and GTSD Sub III, Inc. dated February 7, 2000.